UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 15, 2006


                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)

                                     0-19278
                            (Commission File Number)

           Delaware                                    13-3357370
  (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation)


                    51 JAMES WAY, EATONTOWN, NEW JERSEY 07724
             (Address of principal executive offices, with zip code)

                                 (732) 542-2800
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     On August 15, 2006, the Board of Directors of Osteotech, Inc. (the "Company") appointed Robert W. Gunn as a new director effective September 1, 2006. Mr. Gunn will also serve on the Audit Committee of the Board of Directors. There is no arrangement or understanding between Mr. Gunn and any other persons pursuant to which Mr. Gunn was selected as a director. The registrant is not aware of any transactions involving Mr. Gunn requiring disclosure under Item 404(a) of Regulation S-K.

     A copy of the press release announcing Mr. Gunn's appointment to the Board of Directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit Number    Description

                           99.1 Press Release of Osteotech, Inc. dated August 21, 2006


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                OSTEOTECH, INC.


Date:  August 21, 2006                          By:  /s/ MARK H. BURROUGHS
                                                     Mark H. Burroughs,
                                                     Executive Vice President,
                                                     Chief Financial Officer

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